Alternative Strategies Fund

Class A: LTAFX

Class C: LTCFX

Class I: LTIFX

Supplement dated June 13, 2022 to the Statement of Additional Information (“SAI”) dated September 29, 2021

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Effective immediately the Fund’s SAI is amended as follows:

The following replaces the information under the section titled “Officers” on page 18:

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Gregory Sachs Born in 1965	President Since June 2022.	Chairman and Chief Executive Officer of Sachs Capital Group LP and SCG Asset Management LLC (since 2020)	N/A	N/A
James Colantino Born in 1969	Treasurer Since 2017	Senior Vice President - Fund Administration (2012-Present)	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2013.	Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); and Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018);	N/A	N/A
Lynn Bowley 1958	Chief Compliance Officer Since 2016	Manager and Senior Compliance Officer, Northern Lights Compliance Services, LLC, (2010 – 2019), Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2020).	N/A	N/A

The information in this supplement contains new and additional information beyond that in the Prospectus, and Statement of Additional Information (“SAI”), September 29, 2021. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.